UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 14, 2009

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB AGRICULTURE FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

(Co-Registrant)

DB AGRICULTURE MASTER FUND

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust– Delaware

DB Multi-Sector Commodity Master Trust – Delaware

(State or Other Jurisdiction of Incorporation or Organization)

87-0778053
001-33229; 001-33238, 001-33232 and 001-33237	87-0778078 87-0778057 87-0778079
(Commission File Number(s))	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust, and the DB Agriculture Master Fund (the “Master Fund”), a series of DB Multi-Sector Commodity Master Trust. DB Commodity Services LLC (“DBCS”) serves as the managing owner of the PowerShares DB Agriculture Fund and the Master Fund.

Effective October 31, 2009, the Master Fund’s positions in CBOT corn and CBOT wheat will be aggregated for federal speculative position limits purposes with the positions in CBOT corn and CBOT wheat held by the PowerShares DB Commodity Index Tracking Fund through the DB Commodity Index Tracking Master Fund, as to which DBCS is also the managing owner. DBCS is revising its relevant procedures accordingly.

DBCS intends to continue to conduct the business of PowerShares DB Agriculture Fund and DB Agriculture Master Fund in the normal course, including honoring timely orders submitted with respect to both creation and redemption baskets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB Agriculture Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Operating Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: August 18, 2009